UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                November 4, 2005
                          ----------------------------

                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


        000-50421                                         06-1672840
(Commission File Number)                       (IRS Employer Identification No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 1.01  Entry into a Material Definitive Agreement.

         On October 31, 2005, the Company entered a new Credit Agreement with its existing lenders, with JPMorgan Chase Bank, National Association, as the Administrative Agent, Bank of America, N.A., as the Syndication Agent, and SunTrust Bank, as the Documentation Agent. The new Credit Agreement increases the Company's revolving credit capacity to $50 million (an increase from its $35 million line of credit prior to the new Agreement), provides for an accordion feature to allow expansion of the facility to $90 million under certain conditions, and provides a sublimit for a "swingline" line of credit of $8 million to cover short term credit needs. The new agreement continues to provide a $5 million sublimit for standby letters of credit. The maturity date was extended to November 1, 2010.

         Loans under this new Credit Agreement may, at the Company's option, bear interest at either the alternate base rate, which is the greater of the administrative agent's prime rate or the federal funds rate, or the adjusted LIBOR rate for the applicable interest period, plus an applicable interest margin in each case. The new Agreement provides for reduced interest margins of between 0.00% and 0.50% for alternate base rate loans and between 0.75% and 1.75% for LIBOR rate loans. The interest margin will vary depending on our total leverage ratio for each interest rate option. The new Credit Facility presents improvements in the covenant requirements from the previous Agreement. The new Agreement removes the borrowing base calculation requirements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CONN'S, INC.


Date:  November 4, 2005                         By:  /s/ David L. Rogers
                                                     ---------------------------
                                                     David L. Rogers
                                                     Chief Financial Officer